UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  September 28, 2005
(Date of earliest event reported)



                       Banc of America Funding Corporation
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             (Exact name of registrant as specified in its charter)

      Delaware                    333-121559                   56-1930085
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(State or other jurisdiction      (Commission File No.)      (IRS Employer
of incorporation)                                            Identification No.)

214 North Tryon Street
Charlotte, North Carolina                               21703
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Address of principal executive offices                (Zip Code)


Registrant's Telephone Number, including area code  (704) 386-2400
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 9.01.    Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Computational Materials prepared
                                                by Banc of America Securities
                                                LLC in connection with Banc of
                                                America Funding Corporation,
                                                Mortgage Pass-Through
                                                Certificates,
                                                Series 2005-5

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANC OF AMERICA FUNDING CORPORATION


September 28, 2005

                                   By:    /s/ Scott Evans
                                          -------------------------------------
                                   Name:  Scott Evans
                                   Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                              Paper (P) or
Exhibit No.             Description                           Electronic (E)
-----------             -----------                           --------------

   (99)                 Computational Materials               E
                        prepared by Banc of America
                        Securities LLC in connection
                        with Banc of America Funding
                        Corporation, Mortgage Pass-
                        Through Certificates, Series 2005-5